UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2020

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cigna Corporation (“Cigna” or the “Company”) held its Annual Meeting of Shareholders on April 22, 2022 (the “Annual Meeting”). Of the 371,919,501 shares outstanding and entitled to vote, 337,234,120 shares, or 90.67%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of shareholders at the Annual Meeting are set forth below. Each proposal is described in more detail in the 2020 Proxy Statement.

Proposal 1: Shareholders elected the twelve director nominees named in the 2020 Proxy Statement for one-year terms to expire at the next annual meeting of shareholders, based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David M. Cordani	313,164,249	3,171,471	268,777	20,629,623
William J. DeLaney	315,174,805	1,124,673	305,019	20,629,623
Eric J. Foss	313,875,664	2,424,326	304,507	20,629,623
Elder Granger, MD, MG, USA	315,064,217	1,125,893	414,387	20,629,623
Isaiah Harris, Jr.	308,013,876	8,288,393	302,228	20,629,623
Roman Martinez IV	305,432,843	10,861,561	310,093	20,629,623
Kathleen M. Mazzarella	315,001,950	1,197,503	405,044	20,629,623
Mark B. McClellan, MD, PhD	314,641,793	1,674,290	288,414	20,629,623
John M. Partridge	310,573,247	5,696,634	334,616	20,629,623
William L. Roper, MD, MPH	315,687,478	594,014	323,005	20,629,623
Eric C. Wiseman	306,581,614	9,727,868	295,015	20,629,623
Donna F. Zarcone	304,782,184	11,541,710	280,603	20,629,623

In addition, shareholders voted on the following proposals and cast their votes as described below:

Proposal 2: Advisory approval of executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
268,038,788	48,001,199	564,510	20,629,623

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

Votes For	Votes Against	Abstentions
326,331,065	10,606,781	296,274

Proposal 4: Non-binding shareholder proposal regarding the right to call a special meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,048,821	170,038,860	3,516,816	20,629,623

Proposal 5: Non-binding shareholder proposal regarding gender pay gap reporting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,871,526	248,434,970	2,298,001	20,629,623

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: April 24, 2020	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and
General Counsel